Exhibit 10.1

GLOBAL HYATT CORPORATION

2007 STOCKHOLDERS’ AGREEMENT

THIS GLOBAL HYATT CORPORATION 2007 STOCKHOLDERS’ AGREEMENT, dated as of August 28, 2007 (the “Effective Date”), is made by and among GLOBAL HYATT CORPORATION, a Delaware corporation (the “Company”), each Person identified on Schedule 1 hereto, and any other Person who becomes a party to this Agreement pursuant to the provisions hereof (each, individually, a “Stockholder” and, collectively, the “Stockholders”).

R E C I T A L S

WHEREAS, the Company and each of the Stockholders desire, for their mutual benefit and protection, to enter into this Agreement to set forth their respective rights and obligations with respect to the affairs of the Company and the capital stock held by the Stockholders.

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Rules of Construction.

(a)	For purposes of this Agreement, each of the following terms shall have the meaning ascribed to it in this Section 1:

“AAA” – American Arbitration Association.

“Affiliate” – as to any Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition and the definition of Change of Control Transaction, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” – this agreement as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

“Applicable Market Value” – the average of the Closing Price per share of Common Stock on each of the fifteen (15) consecutive Trading Days ending on the Trading Day immediately preceding the relevant date of determination, provided that if the Common Stock is not listed or regularly traded on any national or regional securities exchange or association or over-the-counter market, the Applicable Market Value shall be as determined by the Board (and validated by the Financial Advisor to the Company).

“Board” – the Board of Directors of the Company.

“Business Day” – any day other than a Saturday, Sunday or other day in the City of New York on which banking institutions are authorized by law or regulations to close.

“Change of Control Transaction” – any transaction or series of related transactions approved by the Board, that results in any Person who is not an Affiliate of the Company prior to such transaction or series of transactions acquiring Control of the Company, which shall include any transaction approved by the Board that directly or indirectly results in any Person who is not an Affiliate of the Company prior to such transaction holding more than fifty percent (50%) of the outstanding shares of Common Stock.

“Claim” – as defined in Section 15(b).

“Closing Price” – on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange or The Nasdaq Stock Market on such date or, if the Common Stock is not listed for trading on the New York Stock Exchange or The Nasdaq Stock Market on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States securities exchange, the average of the last quoted bid price and asking price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the average of the last quoted bid price and asking price for the Common Stock on the GS Tradable Unregistered Equity OTC Market.

“Common Stock” means (i) the common stock, par value $0.01 per share, of the Company and (ii) Convertible Stock, other than where the term “Convertible Stock” is specifically used herein.

“Company” – as defined in the Preamble.

“Convertible Stock” means the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company, which is convertible into shares of Common Stock in accordance with the terms of the Company’s Certificate of Designation of the Convertible Stock.

“Drag Notice” – as defined in Section 5(b).

“Effective Date” – as defined in the Preamble.

“Effective Date Common Shares” – in the case of an Initial Holder, the number of shares of Fully Diluted Common Stock owned by such Initial Holder on the Effective Date.

“Exchange Act” – the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rule and regulations of the Securities and Exchange Commission thereunder, as the same shall be in effect from time to time.

“Excluded Securities” – any equity securities of the Company (which for this purpose shall include securities convertible into or exchangeable for equity securities of the Company, any equity or profit participation rights, or any rights, options, or warrants to purchase any of the foregoing issued by the Company subsequent to the date hereof) that consist of any of the following: (i) issuances to employees, consultants and members of the Board (or similar governing bodies) of the Company or its Subsidiaries in connection with the performance of services in such capacities and made pursuant to any plan adopted by the Board; (ii) issuance of shares of Common Stock upon conversion of shares of preferred stock, exercise of options and exercise of warrants; (iii) the issuance of Common Stock in a Public Offering; (iv) issuance of securities to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board; (v) issuance of equity securities or rights to purchase equity securities issued for non-cash consideration pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board; and (vi) issuance of securities to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology, licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services, or (C) any other arrangements involving corporate partners primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board.

“Existing Stockholders” – (i) members of the Pritzker family who are lineal descendants of Nicholas J. Pritzker, deceased, and spouses thereof, (ii) trusts for the benefit of the persons listed in clause (i) of this definition and/or (iii) Affiliates of any of the Persons listed in clauses (i) and (ii) of this definition.

“Financial Advisor” means Goldman Sachs & Co. as financial advisor to the Company, or another nationally recognized investment banking firm selected by the Company.

“Framework Agreement” means that certain Purchase and Framework Agreement, dated as of the Effective Date, among the Company and the Stockholders party thereto, as amended from time to time.

“Fully Diluted Common Stock” of any stockholder means the number of shares of Common Stock then held by such stockholder, assuming the full exercise of all options, warrants and other securities or instruments of the Company held by such stockholder that are convertible, exercisable or exchangeable for shares of Common Stock (whether or not such securities are then vested, exercisable or in-the-money), including without limitation, the Convertible Stock.

“Governmental Authority” – any regional, federal, state or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, political subdivision or other governmental authority or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

“GS Change of Control” – the occurrence of one or more of the foregoing with respect to GS Group: (i) the sale of all or substantially all of GS Group’s assets, determined on a consolidated basis, in one transaction or series of related transactions and/or (ii) the acquisition (in one or more transactions) by any Person or Persons acting together or constituting a “group” under Section 13(d) of the Exchange Act together with any Affiliates thereof of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or control, directly or indirectly, of more than 50% of the total voting power of all classes of securities entitled to vote in the election of directors of GS Group.

“GS Group” – The Goldman Sachs Group, Inc.

“GS Investor” – GS Sunray Holdings Parallel, L.L.C., GS Sunray Holdings, L.L.C. or any of their permitted Transferees.

“Immediate Family” – as to any individual, such individual’s parents, mother-in-law, father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children (including by way of adoption), and any person who either lives in the same household as, provides material support to, or receives material support from, such individual.

“Initial Holder” – (i) any of Thomas J. Pritzker, Penny Pritzker and/or Gigi Pritzker or (ii) trusts for the benefit of the individuals described in clause (i) of this definition and/or for the benefit of their respective spouses and/or lineal descendants.

“New Securities” – as defined in Section 7(a).

“Overall Percentage Interest” – with respect to any Stockholder, the percentage equivalent of a fraction the numerator of which is the total number of shares of Fully Diluted Common Stock held by such Stockholder, and the denominator of which is the total number of shares of Fully Diluted Common Stock held by all stockholders of the Company.

“Permitted Pledge” – the grant of a collateral security interest in Common Stock by or on behalf of a Stockholder; provided that (i) the Stockholder proposing to use the Common Stock as collateral advises the Company in advance of the identity of the proposed lender(s) and secured party (if different from the lender(s)) (the “Pledgee”) and affords the Company an opportunity to consult with such Stockholder with respect thereto and (ii) in the event the beneficial ownership of such Common Stock is Transferred from such Stockholder to the Pledgee by foreclosure or otherwise, such Transferee (a) is subject to all of the restrictions and limitations imposed on such Common Stock and Stockholder in respect thereof prior to such Transfer (including, without limitation, transfer restrictions, rights of first refusal and drag-along rights), (b) is not vested with any of the rights or benefits enjoyed by such Stockholder with respect to such shares of Common Stock (other than the right to receive dividends thereon, if, when and as declared by the Board, tag-along rights, conversion rights and the proceeds thereof upon a permitted disposition, if any) and (c) each such Pledgee or potential Pledgee shall agree with the Company in writing to be bound by the obligations and restrictions applicable to such Stockholder hereunder.

“Permitted Transfer” – one or more Transfers by an Initial Holder made (i) to or for the benefit of a member or members of the Immediate Family of such Initial Holder, (ii) to a private charitable foundation created by the Pritzker Foundation, so long as such the Transferred Common Stock is held by such foundation, (iii) to grant collateral security interests so long as there is no change in beneficial ownership of the Common Stock, (iv) to another Initial Holder, (v) to one or more trusts for the benefit of an Initial Holder or an Initial Holder’s Immediate Family, or (vi) by operation of the provisions of the trust instrument of a trust which is an Initial

Holder or which is a successor trust by way of being a “mirror”, “sub” or “split” trust, directly or indirectly, of a trust which is an Initial Holder, so long as the recipient of such Transfer is a permitted Transferee under clauses (i) through (v) of this definition; it being understood that any change in trustees of any such trust is a Permitted Transfer.

“Person” – an individual, a company, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary, any other legal entity, and any Governmental Authority.

“Pre-Emptive Allocation” – as defined in Section 7(a).

“Pre-Emptive Right Holder” – as defined in Section 7(a).

“Pro Rata Portion” – at any relevant time or with respect to any relevant period of time, the percentage equivalent of a fraction the numerator of which is the total number of Effective Date Common Shares Transferred by an Initial Holder, and the denominator of which is the total number of Effective Date Common Shares held by all Initial Holders immediately prior to the relevant time or period of time.

“Public Offering” means (i) any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect (other than any registration statement on Form S-8 or Form S-4 or any successor forms thereto) or (ii) any private distribution by the Company of its equity securities to more than 50 qualified institutional buyers.

“Purchase Agreement” means that certain Purchase Agreement, dated as of the Effective Date, among the Company and the Stockholders party thereto, as amended from time to time.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Effective Date, among the Company and the Stockholders, as amended from time to time.

“Qualified Public Offering” – a firm commitment underwritten public offering (or a private distribution to more than 50 qualified institutional buyers) of the Common Stock that: (i) yields gross proceeds of not less than $1,000,000,000, or (ii) results in the sale (including the sale by any selling shareholders) of fifteen percent (15%) or more of the Common Stock of the Company outstanding immediately prior to such offering.

“Related Person” – as to any Person, (i) an Affiliate of such Person, (ii) a member of such Person’s Immediate Family and/or (iii) any Person who or which is an Affiliate of such Person’s Immediate Family.

“Request for Arbitration” – as defined in Section 15(a).

“Restricted Stock” – (i) Common Stock acquired by a Stockholder from the Company or (ii) Common Stock described in clause (i) of this definition acquired by a Stockholder from another Stockholder; provided, however, that Restricted Stock will not include any shares of Common Stock that have been sold pursuant to a registration statement or a broad distribution sale in Transfers permitted by this Agreement.

“Restriction Expiration Date” – 11:59 pm (Central time) on the day after the first to occur of (i) the 365th day following the eighth (8th) anniversary of the Effective Date and (ii) the date that is five and one-half (5.5) years following the consummation of a Qualified Public Offering.

“Section 4(b) Offer Notice” – as defined in Section 4(b).

“Section 4(b) Selling Stockholder” – as defined in Section 4(b).

“Section 4(c) Offer Notice” – as defined in Section 4(c).

“Section 4(c) Selling Stockholder” – as defined in Section 4(c).

“Securities Act” – the Securities Act of 1933, as amended, or any successor federal statute, and the rule and regulations of the Securities and Exchange Commission thereunder, as the same shall be in effect from time to time.

“Stockholder(s)” – as defined in the Preamble.

“Subscription Agreement” – that certain Subscription Agreement, dated as of the Effective Date, among the Company and the Stockholders party thereto, as amended from time to time.

“Subsidiary” means, as to a Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors or other managers of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have more voting power by reason of the happening of any contingency) are at the time owned by such Person directly or indirectly through Subsidiaries. Unless context otherwise requires, all references to a Subsidiary or Subsidiaries under this Agreement shall refer to a direct or indirect Subsidiary or direct or indirect Subsidiaries of the Company.

“Tag Notice” – as defined in Section 6(b).

“Tag Rights” – as defined in Section 6(b).

“Trading Day” – a day on which the Common Stock (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock at the close of business on such day.

“Transfer” – as defined in Section 2.

“Transferee” – a Person to whom shares of Restricted Stock are Transferred.

(b)	The following provisions shall be applied wherever appropriate herein:

(i)	for purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. All terms defined herein in the singular shall have the same meaning when used in the plural; all terms defined herein in the plural shall have the same meaning when used in the singular;

(ii)	with regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement;

(iii)	all references herein to Sections, subsections, paragraphs, subparagraphs and clauses shall be deemed references to such parts of this Agreement, unless the context shall otherwise require;

(iv)	all pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require;

(v)	the words “include” and “including” and variations thereof shall not be deemed terms of limitation, but rather shall be deemed to be followed by the words “without limitation”;

(vi)	any accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as applied in the United States;

(vii)	the Exhibits and Schedules, if any, attached hereto are incorporated herein by reference and shall be considered part of this Agreement; and

(viii)	any consent or approval rights of the Board or the Company contained herein shall be exercised in the sole and absolute discretion of the Board or the Company, as applicable, unless otherwise expressly set forth herein.

2. Restrictions on Transfer. Except as expressly permitted in this Agreement, no Stockholder shall in any way, directly or indirectly (whether by act, omission or operation of law), sell, exchange, transfer, hypothecate, negotiate, gift, convey in trust, pledge, assign, encumber, or otherwise dispose of, or by adjudication of the Stockholder as bankrupt, by assignment for the benefit of creditors, by attachment, levy or other seizure by any creditor (whether or not pursuant to judicial process), or by passage or distribution of the

Restricted Stock under judicial order or legal process, carry out or permit the transfer of, all or any portion of such Stockholder’s Restricted Stock (any of the foregoing, a “Transfer”). Any Transfer not expressly permitted herein shall be void and of no effect. Notwithstanding anything in this Section 2 to the contrary, neither a GS Change of Control nor transfers of interests in any GS Investor, in any of the ultimate investment funds investing through such GS Investor or in any intermediary entities through which any such investment funds invest through such GS Investor, shall be considered an assignment for the purposes of this Agreement so long as the general partner or other managing entities of such GS Investor or such investment funds or intermediary entities remain Affiliates of the GS Group.

3. Certain Permitted Transfers. Notwithstanding anything to the contrary in Section 2:

(a)	A Stockholder may Transfer all or a portion of such Stockholder’s Restricted Stock (i) to the Company, (ii) to an Affiliate of such Stockholder subject to the prior written consent of the Board, which consent will not be unreasonably withheld, (iii) as permitted by Sections 3(b), 3(c), 4, 5 and 6, (iv) received by such Stockholder pursuant to Section 3.2 of the Subscription Agreement and (v) subject to Sections 4 and 5 hereof, following the Restriction Expiration Date.

(b)

Subject to Sections 4 and 5 hereof, a Stockholder may Transfer up to a number of shares of Restricted Stock equal to one-third ( 1/3rd) of the number of shares of Restricted Stock (assuming the conversion in full of the Convertible Stock held by such Stockholder for purposes of determining the number of such shares subject to the foregoing limitation) it acquired pursuant to the Subscription Agreement or upon conversion of the Convertible Stock to un-Affiliated third parties (i) during each 365-day period beginning on the sixth (6th), seventh (7th) and eighth (8th) anniversaries of the Effective Date, or (ii) if earlier, the dates that are three and one-half (3.5) years, four and one-half (4.5) years and five and one-half (5.5) years following the consummation of a Qualified Public Offering; provided that in the case of Transfers described in clause (ii) of this Section 3(b), such Transfers are accomplished by way of a broad distribution sale.

(c)

Subject to Sections 4 and 5 hereof, and in addition to Section 3(b) above, following the first Public Offering, a Stockholder may Transfer up to a number of shares of Restricted Stock equal to one-third ( 1/3rd) of the number of shares of Restricted Stock (assuming the conversion in full of the Convertible Stock held by such Stockholder for purposes of determining the number of such shares subject to the foregoing limitation) it acquired pursuant to the Subscription Agreement or upon conversion of the Convertible Stock to un-Affiliated third parties (i) at any time following the end of the first calendar year during which the Existing Stockholders at any time during such year owned less than twenty five percent (25%) of the Common Stock outstanding at such time or (ii) at any time following both (A) the second anniversary of the issuance of the Restricted Stock under the Subscription Agreement or upon the conversion of the Convertible Stock and (B) the first date on which the Applicable Market Value exceeded one hundred sixty five percent (165%) of the gross price per share at which the Common Stock was first traded in the first Public Offering of the Common Stock; provided that in the case of

Transfers described in the immediately preceding clauses (i) and (ii), such Transfers are accomplished by way of an underwritten public offering with a principal underwriter reasonably acceptable to the Company or in an otherwise broad distribution sale.

(d)	Subject to Sections 4 and 5 hereof, and notwithstanding Sections 3(b) and 3(c) above, following the first Qualified Public Offering, in the event that any Initial Holder Transfers all or any portion of such Initial Holder’s Effective Date Common Shares (other than pursuant to a Permitted Transfer), a Stockholder may Transfer up to a Pro Rata Portion of such Stockholder’s Restricted Stock; provided, however, that in any 365-day period in which such Stockholder is permitted to Transfer shares of Restricted Stock under Section 3(b) and in any calendar year in which such Stockholder is permitted to Transfer shares of Restricted Stock under Section 3(c) (including clause (ii) thereof), such Stockholder’s right to transfer a Pro Rata Portion of its Restricted Stock under this Section 3(d) shall apply only to the extent that the aggregate number of Effective Date Common Shares held at the commencement of such 365-day period or calendar year and Transferred by Initial Holders in such 365-day period or calendar year, as a percentage of the aggregate number of Effective Date Common Shares held by Initial Holders at the commencement of such 365-day period or calendar year, exceeds the maximum percentage of such Stockholder’s shares of Restricted Stock that such Stockholder is permitted to sell in such 365-day period or calendar year, with the result that only such excess number of Effective Date Common Shares so Transferred by Initial Holders will be taken into account in determining such Stockholder’s Pro Rata Portion for purposes of this Section 3(d). The rights described in this Section 3(d) shall expire on the Restriction Expiration Date.

(e)

No Transfer may be made pursuant to this Section 3 which would violate or be inconsistent with any other agreement a Stockholder may have with the Company, or which would result in registration by the Company or of any securities of the Company being required under any applicable laws (unless such Transfer is made in connection with and subject to any such registration). No Transfer may be made under this Section 3, unless the Transferee (i) agrees in writing with the Company to be bound by the provisions of this Agreement as though it were a Stockholder, and (ii) unless waived by the Board (or a designee of the Board to whom such authority has been delegated), causes to be delivered to the Company, at such Transferee’s sole cost and expense, a favorable opinion of legal counsel reasonably acceptable to the Board (or a designee of the Board to whom such authority has been delegated), to the effect that such Transfer does not violate or result in registration being required under any applicable law. In addition, such Transferee shall execute and deliver such other instruments and documents, in form and substance reasonably satisfactory to the Board (or a designee of the Board to whom such authority has been delegated) (including, any instrument necessary to cause the Transferee to become a Stockholder), as are reasonably requested by the Company in connection with such Transfer. Upon compliance with all provisions hereof, all other Stockholders agree to execute and deliver such amendments hereto as are necessary to cause such Transferee to become a Stockholder. Following the first Public Offering, the second, third and fourth sentences of this Section 3(e) shall not apply in the case of Transfers pursuant to (i) a registration statement under the Securities Act or (ii) a broad distribution sale.

(f)	Notwithstanding any other provision of this Section 3, no Stockholder may Transfer, and no Person may acquire, the legal or beneficial ownership of any Restricted Stock unless such acquiring Person’s ownership of Restricted Stock is not reasonably likely to jeopardize any licensing from a Governmental Authority with respect to the Company or any of its Subsidiaries, as determined by the Board in its reasonable discretion. Following the first Public Offering, the restrictions described in this Section 3(f) shall be qualified by the “actual knowledge” of the Transferring Stockholder in the case of Transfers pursuant to an underwritten public offering or a broad distribution sale.

(g)	A Transferee who becomes a Stockholder pursuant to this Section 3 shall have, to the extent Transferred, the rights and powers, and shall be subject to the restrictions and liabilities, of a Stockholder under this Agreement.

(h)	Under no circumstances shall a Transfer be made (i) to a competitor of the Company engaged in one or more of the hospitality, lodging and/or gaming industries, (ii) to an aggregator (meaning, a Person who is required to file a Schedule 13D (or successor form) under the Exchange Act disclosing an intent other than for investment) or (iii) which would cause a Stockholder to violate any provision of this Agreement, including Section 9(e) hereof. Following the first Public Offering, the restrictions described in this Section 3(h) shall be qualified by the “actual knowledge” of the Transferring Stockholder in the case of Transfers pursuant to an underwritten public offering or a broad sale distribution.

(i)	For the purposes of Section 3(f) and 3(h), in the case of Transfers pursuant to an underwritten public offering or a broad distribution sale, a Transferring Stockholder will be deemed to have “actual knowledge” only of (i) transferees disclosed in the final prospectus, prospectus supplement, offering memorandum or offering circular for such public offering or broad distribution sale.

4. Right of First Refusal.

(a)	Subject to Section 4(e), the provisions of this Section 4 shall apply (i) to all Transfers prior to the consummation of the first Public Offering and (ii) following the consummation of the first Public Offering, only in the event that the number of shares of Common Stock proposed to be Transferred by a Stockholder (and its Affiliates) together with any shares of Common Stock then proposed to be Transferred by the other Stockholders (and their Affiliates) exceeds two percent (2%) of the then outstanding shares of Common Stock.

(b)	Subject to Section 4(e), prior to the consummation of the first Public Offering, if any Stockholder is permitted and proposes to Transfer all or any portion of its Common Stock in accordance with this Agreement to a third party purchaser, then such Stockholder (the “Section 4(b) Selling Stockholder”) shall, prior to consummating such sale, offer in a written notice to Transfer such Common Stock to the Company, specifying the terms and conditions of such proposed Transfer as offered by the third party purchaser (the “Section 4(b) Offer Notice”). The Company shall have twenty-one (21) days from the date the Section 4(b) Offer Notice was received to accept the offer to Transfer all, but not less than all, of the Common Stock subject to the Section 4(b) Offer Notice. If the Company does not accept the offer provided in the Section 4(b) Offer Notice within such period, it shall be deemed to have rejected the offer. The closing of any Transfer pursuant to this Section 4(b) shall occur in accordance with the terms and provisions of the offer and this Agreement. If the Company does not accept such offer pursuant to this Section 4(b), then at the expiration of the twenty-one (21) day notice period (or, if earlier, upon the express rejection in writing by the Company of such offer), subject only to Section 3, the Section 4(b) Selling Stockholder may Transfer the offered Common Stock to the proposed Transferee, provided that such Transfer occurs within sixty (60) days after the expiration of such twenty-one (21) day period and is made on terms and conditions no more favorable to the Transferee in the aggregate than the terms and conditions specified in the Section 4(b) Offer Notice. To the extent shares of Common Stock are to be Transferred to the Company pursuant to this Section 4(b), each Section 4(b) Selling Stockholder shall cause such shares of Common Stock to be Transferred free and clear of all liens, claims, encumbrances and other restrictions (other than as set forth in this Agreement).

(c)

Subject to Section 4(e), following the consummation of the first Public Offering, if any Stockholder is permitted and proposes to Transfer all or any portion of its Common Stock in accordance with this Agreement to a third party purchaser, then such Stockholder (the “Section 4(c) Selling Stockholder”) shall, prior to consummating such sale, offer in a written notice to Transfer such Common Stock to the Company at the Applicable Market Value (the “Section 4(c) Offer Notice”) as of the date of such Section 4(c) Offer Notice. The Company shall have five (5) Business Days from the date the Section 4(c) Offer Notice was received to accept the offer to Transfer all, but not less than all, of the Common Stock subject to the Section 4(c) Offer Notice. If the Company does not accept the offer provided in the Section 4(c) Offer Notice within such period it shall be deemed to have rejected the offer. The closing of any Transfer pursuant to this Section 4(c) shall occur within three (3) Business Days following acceptance by the Company of such offer. If the Company does not accept such offer pursuant to this Section 4(c), then at the expiration of the five (5) Business Day notice period (or, if earlier, upon the express rejection in writing by the Company of such offer), subject only to Section 3, the Section 4(c) Selling Stockholder may Transfer the offered Common Stock to the proposed Transferee, provided that such Transfer (a) occurs within (i) three (3) Business Days, in the case of a private placement, after the expiration of such five (5) Business Day period or (ii) fifteen (15) Business Days, in the case of a public offering pursuant to a registration statement, after the expiration of such five (5) Business Day period and (b) is made on terms and conditions no more favorable in the aggregate to the Transferee than the terms and conditions specified in the Section 4(c) Offer Notice; provided that a downward fluctuation of five percent (5%) or less in the price per share being paid by the proposed Transferee caused by a drop in the market price of the Common Stock during the three (3) Business Day or fifteen (15) Business Day period, as the case may be, after the expiration of such five (5) Business Day period shall not be taken into account in determining whether the Transfer to the proposed Transferee is made on terms and conditions no more favorable in the aggregate to the Transferee than the terms and conditions specified in the Section 4(c) Offer Notice. To the extent shares of Common Stock are to be Transferred to the Company pursuant to this Section 4(c), each Section 4(c) Selling Stockholder shall cause such shares of Common Stock to be Transferred free and clear of all liens, claims, encumbrances and other restrictions (other than as set forth in this Agreement).

(d)	Any proposed Transfer by a Section 4(b) Selling Stockholder or Section 4(c) Selling Stockholder not consummated within the time periods set forth in this Section 4 shall again be subject to this Section 4 and shall require compliance by such Section 4(b) Selling Stockholder or Section 4(c) Selling Stockholder with the procedures described in this Section 4. The exercise or non-exercise of the rights of the Company under this Section 4 with respect to any proposed Transfer shall not adversely affect its rights with respect to subsequent Transfers by a Section 4(b) Selling Stockholder or a Section 4(c) Selling Stockholder under this Section 4.

(e)	The provisions of this Section 4 are subordinate to those of Section 5, and shall not apply to Transfers under Section 5 or to any Transfer permitted by Section 3(a)(i), 3(a)(ii) or 3(a)(iv).

5. Drag-Along Right.

(a)

In connection with a Change of Control Transaction, the Company shall have the right to require each Stockholder (i) to convert such Stockholder’s shares of Convertible Stock, if any, into Common Stock, and (ii) to participate in such Change of Control Transaction on the same terms, conditions and price per share of Common Stock as those applicable to the other holders of Common Stock of the Company (with respect to their Common Stock). In addition, upon the request of the Company, the Stockholders agree to vote in favor of such Change of Control Transaction, or any sale, lease or exclusive license of all or substantially all of the Company’s assets (directly or indirectly) to one or more Persons who are not Affiliates of the Company in a transaction or series of related transactions approved by the Board, and the Company shall have the right to require each Stockholder to vote for, consent to and raise no objection to any such transaction (or transactions); and if such right is exercised by the Company, each Stockholder shall vote all of its Common Stock in favor of, and shall raise no objection to, any such transaction (or transactions). In the event that the Company exercises its rights pursuant to this Section 5, (i) no Stockholder will be obligated to pay more than its pro rata share of transaction expenses incurred (based on the proportion of the aggregate transaction consideration received) in connection with such Change of Control Transaction to the extent that such expenses are incurred for the benefit of all stockholders and are not otherwise paid by the Company or the acquiring party (expenses incurred by or on behalf of a stockholder for its sole benefit not being considered expenses incurred for the benefit of all stockholders) and (ii) any representations and warranties made by and indemnifications provided by the Stockholders will be on a several and not a joint basis with Stockholders and other stockholders of the Company participating in such transaction.

(b)	In the event that the Company desires to exercise its rights pursuant to this Section 5, the Company shall notify each Stockholder in writing of the proposed Transfer no less than fifteen (15) Business Days prior to the contemplated consummation date of the proposed Transfer or transaction (the “Drag Notice”). Such notice shall set forth: (i) a description of the proposed Transfer or other transaction, (ii) the name of the proposed purchaser, and (iii) the proposed amount and form of consideration and terms and conditions of payment offered by the proposed purchaser. Any proposed Transfer or transaction pursuant to this Section 5 that is not consummated within one hundred twenty (120) days following the date of the Drag Notice, shall again be subject to the notice provisions of this Section 5(b) and shall require compliance by the Company with the procedures described in this Section 5(b).

(c)	To the extent in conflict with the provisions of this Section 5, the provisions of Sections 4 and 6 are subordinate to and shall not apply to any Transfer or exercise of rights contemplated by this Section 5.

6. Tag Along Right.

(a)	Subject to the fiduciary duties of the Board, the Company will not agree to consummate a Change of Control Transaction with respect to which the Stockholders are not given the right to participate on the same terms, conditions and price per share of Common Stock as those applicable to the other holders of Common Stock of the Company (with respect to their Common Stock). In the event that a Stockholder exercises its rights pursuant to this Section 6, (i) no Stockholder will be obligated to pay more than its pro rata share of transaction expenses incurred (based on the proportion of the aggregate transaction consideration received) in connection with such Change of Control Transaction to the extent that such expenses are incurred for the benefit of all stockholders and are not otherwise paid by the Company or the acquiring party (expenses incurred by or on behalf of a stockholder for its sole benefit not being considered expenses incurred for the benefit of all stockholders) and (ii) any representations and warranties made by and indemnifications provided by any Stockholder participating in such Change of Control Transaction will be on a several and not a joint basis with other stockholders of the Company participating in such transaction.

(b)	In the event that the Company desires to consummate a Change of Control Transaction, the Company shall notify each Stockholder in writing of such proposed transaction no less than fifteen (15) Business Days prior to the contemplated consummation date of such proposed transaction (the “Tag Notice”). Such Tag Notice shall set forth: (i) a description of the proposed transaction, (ii) the name of the proposed purchaser, and (iii) the proposed amount and form of consideration and terms and conditions of payment offered by the proposed purchaser. Each Stockholder will have the right, upon written notice to the Company, delivered within ten (10) days after receipt of the Tag Notice, and provided such Stockholder has converted all of its shares of Convertible Stock into Common Stock to participate in the proposed Change of Control Transaction on the terms and conditions set thereof (such participation rights being hereinafter referred to as “Tag Rights”). In the event a Stockholder has not notified the Company of its intent to exercise such Tag Rights within ten (10) days of receipt of a Tag Notice, such Stockholder will be deemed to have elected not to exercise such Tag Rights with respect to the transaction contemplated by such Tag Notice. Any proposed Change of Control Transaction that is the subject of a Tag Notice that is not consummated within one hundred twenty (120) days following the date of the Tag Notice shall again be subject to the notice provisions of Section 6 and shall require compliance by the Company and the Stockholders with the procedures described in this Section 6(b).

(c)	The provisions of this Section 6 shall be subject and subordinate to the provisions of Section 4 and 5 and, to the extent in conflict therewith, shall not apply.

7. Pre-Emptive Rights.

(a)	Each Stockholder (for the purpose of this Section 7, each a “Pre-Emptive Right Holder”) shall have the right to purchase such Pre-Emptive Right Holder’s Overall Percentage Interest (for the purpose of this Section 7 the “Pre-Emptive Allocation”), or any lesser number, of any new shares of Common Stock, or any other equity securities of the Company, including securities convertible into, exercisable for, or exchangeable for Common Stock, that the Company may, from time to time, propose to sell and issue, in each case, other than Excluded Securities and securities issued in connection with stock splits, stock dividends, in-kind equity distributions and recapitalizations (collectively, “New Securities”).

(b)

In the event the Company proposes to undertake an issuance of New Securities, it will give each Pre-Emptive Right Holder written notice of such issuance (which notice shall be delivered at least fifteen (15) days prior to such issuance), describing the New Securities and the price and terms upon which the Company proposes to issue the same, and setting forth the number of shares or other number of New Securities which such Stockholder is entitled to purchase pursuant to such Stockholder’s Pre-Emptive Allocation and the aggregate purchase price therefor. Each Pre-Emptive Right Holder will have ten (10) days from the date of delivery of any such notice from the Company to agree to purchase a specified portion of such New Securities up to such Stockholder’s Pre-Emptive Allocation, or any lesser number, for the price and upon the terms specified in the notice (provided that the Pre-Emptive Right Holders shall be entitled to pay cash in lieu of any non-cash consideration) by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If not all of the Pre-Emptive Right Holders elect to purchase their full Pre-Emptive Allocation of New Securities, then the Company shall notify in writing the fully-participating Pre-Emptive Right Holders of such and offer such holders the right to acquire such unsubscribed New Securities. Each fully-participating Pre-Emptive Right Holder so notified shall have the right to purchase its pro rata share of the unsubscribed New Securities (in proportion to the Overall Percentage Interests of all fully participating Pre-Emptive Right Holders) within five (5) days from the date of such notice from the Company by giving written notice to the Company and stating therein the quantity of unsubscribed New Securities to be purchased.

(c)	In the event any Pre-Emptive Right Holder fails to exercise such right of first refusal within said ten (10) day period (or, as applicable, such 15-day period), the Company will have seventy five (75) days thereafter to sell the New Securities as to which such Pre-Emptive Right Holder’s right was not exercised, at a price and upon such other terms no more favorable to the purchasers thereof than those specified in the Company’s notice. In the event the Company has not sold such New Securities within said seventy five (75)-day period, the Company will not thereafter issue or sell any New Securities without first offering such New Securities to each Pre-Emptive Rights Holder in the manner provided above.

(d)	The pre-emptive rights granted by this Section 7 shall be exercisable only by “accredited investors” as defined under Section 501 of Regulation D of the Securities Act.

(e)	The closing of any sale of New Securities shall be on the date set forth in the notice provided by the Company pursuant to Section 7(b); provided, that such date shall be extended as to any participating Pre-Emptive Right Holder for up to forty (40) days (or such longer period as may be approved by the Company, which approval shall not be unreasonably delayed or withheld) for purposes of obtaining any necessary approvals from Governmental Authorities. The exercise or non-exercise of the rights of the Pre-Emptive Right Holders under this Section 7 shall not adversely affect their rights to participate in subsequent offerings of New Securities subject to Section 7.

8. Voting; Board Seats; Access.

(a)	Until the later of (i) December 31, 2013 and (ii) the date that Thomas J. Pritzker is no longer the Chairman of the Board of the Company, each Stockholder will vote all of its Common Stock consistent with the recommendations of a majority of the Board with respect to all matters.

(b)	Prior to the first Public Offering and so long as Madrone Capital, LLC (or any Affiliate of Madrone Capital, LLC who becomes a Stockholder) owns or has the right to acquire at least 20% of the Common Stock that it acquires or has the right to acquire on the Effective Date, Madrone Capital, LLC (or any Affiliate of Madrone Capital, LLC who becomes a Stockholder) shall have the right to designate, and the Board will appoint, one (1) representative to the Board, which individual shall be subject to the good faith prior approval of the Nominating and Governance Committee of the Board; provided that each of Rob Walton and Greg Penner shall be deemed approved for the purposes of this Section 8(b), and Greg Penner shall be the initial appointee pursuant to this Section 8(b).

(c)	Prior to the first Public Offering and so long as GS Sunray Holdings Parallel, L.L.C. owns at least 20% of the Common Stock issuable upon conversion of the Convertible Stock acquired by such Stockholder on the Effective Date, GS Capital Partners VI Parallel, L.P., the ultimate parent of such Stockholder, shall have the right to designate, and the Board will appoint, one (1) representative to the Board, which individual shall be subject to the good faith prior approval of the Nominating and Governance Committee of the Board; provided, that Byron Trott shall be deemed approved for the purposes of this Section 8(c), and shall be the initial appointee pursuant to this Section 8(c).

(d)	A director appointed pursuant to either Section 8(b) or Section 8(c) above may resign, or will be removed either (i) with or without cause at the direction of the Person who designated such director (or its successor or permitted Transferee), or (ii) by the affirmative vote or written consent of a majority of the remaining members of the Board if such director dies or otherwise becomes incapable of fulfilling his or her obligations because of injury or physical or mental illness and such incapacity shall exist for thirty (30) Business Days in the aggregate during any consecutive six (6) month period. The Person who designated any such deceased, removed or resigning director (or its successor or permitted Transferee) shall be entitled to designate a replacement for such director, which individual shall be appointed to the Board (subject to the prior good faith approval of the Nominating and Governance Committee of the Board).

(e)	The rights to designate representatives for appointment to the Board shall terminate and each Person’s designee to the Board shall resign if so requested by the Company (i) immediately prior to the consummation of the first Public Offering, and if so requested by the Company, the designating Person will direct its then serving appointed representative to resign from the Board or (ii) at such time as any Stockholder or any if such Stockholder’s Affiliates has the right (whether or not exercised) to designate or appoint a member of or observer to the Board (or similar governing body) of any entity that is a direct competitor of the Company or its Subsidiaries.

(f)	For so long as GS Sunray Holdings Parallel, L.L.C. owns any shares of Restricted Stock, the Company covenants and agrees with GS Capital Partners VI Parallel, L.P. as follows:

(i)	GS Capital Partners VI Parallel, L.P. or its representatives may examine the books and records of the Company and visit and inspect its facilities and may reasonably request information at reasonable times and intervals concerning the general status of the Company’s financial conditions and operations.

(ii)	On reasonable prior written notice, GS Capital Partners VI Parallel, L.P. or its representatives may discuss the business operations, properties and financial and other conditions of the Company with the Company’s management and with the Company’s independent accountants and investment bankers.

In no event shall the Company be required to provide access to any information that the Company reasonably believes (based on the advice of outside counsel) would constitute attorney/client privileged communications or would violate any securities laws.

9. Standstill. So long as a Stockholder owns shares of Restricted Stock or Convertible Stock (or has the right to acquire Restricted Stock or Convertible Stock), such Stockholder agrees that, unless (A) specifically invited or otherwise approved in writing by the Board or (B) to the extent that such Stockholder has a right to designate a member of the Board or has a representative or Affiliate on the Board, as necessary for such Board member to discharge his/her duties as a Board member, neither such Stockholder nor any of its Related Persons will in any manner, directly or indirectly:

(a)	effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other Person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) of the Company or any of its Subsidiaries (except through the proper exercise of preemptive rights granted hereunder), or rights or options to acquire any securities (or beneficial ownership thereof) (if such transaction would not be permitted by Section 9(e) below), or any assets, indebtedness or businesses of the Company or any of its Subsidiaries or Affiliates, (ii) any tender or exchange offer, merger or other business combination involving the Company, any of the Subsidiaries or Affiliates or assets of the Company or the Subsidiaries or Affiliates constituting a significant portion of the consolidated assets of the Company and its Subsidiaries or Affiliates, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its Subsidiaries or Affiliates, or (iv) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or written consents with respect to any voting securities of the Company or any of its Affiliates. For the purposes of this Section 9(a), the term “Affiliates” means Affiliates of the Company primarily engaged in the hospitality, lodging and/or gaming industries.

(b)	form, join or in any way participate in a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to the Company where such group seeks to acquire any equity securities of the Company;

(c)	otherwise act, alone or in concert with others, to seek representation on or to control or influence the management, Board or policies of the Company or any of its Subsidiaries;

(d)	take any action which would or would reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in Section 9(a) above;

(e)	own more than twelve percent (12%) of the issued and outstanding Common Stock, unless such ownership arises as a result of any action not taken by or on behalf of such Stockholder or a Related Person of such Stockholder; or

(f)	request that the Company or any of its representatives, directly or indirectly, amend or waive any provision of this Section 9 (including this clause (f)).

Each Stockholder further agrees that, if at any time during such period, such Stockholder is approached by any third party concerning its participation in any transaction or proposed transaction involving the acquisition of all or any portion of the assets, indebtedness or securities of, or any business of, the Company or any of its Subsidiaries, such Stockholder will promptly inform the Company of the nature of such transaction and the parties involved.

Notwithstanding anything in this Section 9 to the contrary, Goldman, Sachs & Co. and its Affiliates (other than any such Person that owns Restricted Stock) may engage in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities (including purchasing securities, assets or indebtedness of the Company or any of its Subsidiaries or Affiliates, and including any activities conducted by Goldman, Sachs & Co. or its Affiliates’ portfolio companies), provided that, so long as Goldman, Sachs & Co. or any its Affiliates owns shares of Restricted Stock (i) the Investment Banking Division of Goldman, Sachs & Co. will not, without the Company’s prior written consent, act as financial advisor to any Person for the purpose of such Person (A) making a proposal to acquire (1) control of the Company or any of its Subsidiaries or (2) any material assets of the Company and Subsidiaries (taken as a whole), (B) taking any other action to acquire (1) control of the Company or any of its Subsidiaries or (2) any material assets of the Company and its Subsidiaries (taken as whole), or (C) becoming an aggregator (meaning, a Person who is required to file a Schedule 13D (or successor form) under the Exchange Act disclosing an intent other than for investment) of the Company’s securities and (ii) none of Goldman Sachs & Co. or any of its Affiliates (excluding portfolio companies in which Goldman Sachs & Co. and/or any of its Affiliates own less than a majority of the voting securities) will, without the prior written consent of the Company, solicit, encourage, otherwise stimulate or participate in any way (or direct any of their portfolio companies to solicit, encourage, otherwise stimulate or participate in any way) in (X) making a proposal to acquire (1) control of the Company or any of its Subsidiaries or (2) any material assets of the Company and its Subsidiaries (taken as a whole), (Y) taking any other action to acquire (1) control of the Company or any of its

Subsidiaries or (2) any material assets of the Company and its Subsidiaries (taken as a whole), or (Z) becoming an aggregator (meaning, a Person who is required to file a Schedule 13D (or successor form) under the Exchange Act disclosing an intent other than for investment) of the Company’s securities (provided that nothing herein shall restrict Goldman, Sachs & Co. and its Affiliates from filing a Schedule 13D in connection with the ownership of Restricted Stock or from amending such Schedule 13D).

10. Pledges. A Stockholder shall not be permitted to pledge, hypothecate or otherwise encumber any of its Common Stock or Convertible Stock without the prior written consent of the Company other than pursuant to a Permitted Pledge.

11. Representations and Warranties. Each party hereto represents and warrants that:

(a)	If an entity, such party is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization.

(b)	Such party possesses the requisite power and authority to enter into and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. If an entity, such party has properly taken all action required to be taken by it with respect to the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

(c)	This Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms and conditions, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally or by general principles of equity.

(d)	The execution, delivery and performance by such party of this Agreement and the consummation of the transactions contemplated hereby, do not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any Governmental Authority or other Person under, (i) any law, judgment, order, writ, injunction, decree or award of any Governmental Authority to which such party is subject, (ii) if an entity, the organizational documents of such party or (iii) any license, agreement, commitment or other instrument or document to which such party is a party or by which such party is otherwise bound.

The representations and warranties contained in this Agreement shall survive the execution of this Agreement.

12. Legends. Each certificate or other documents representing shares of Common Stock or Convertible Stock shall bear the following legend until such time as the Common Stock or Convertible Stock represented thereby is no longer subject to the provisions hereof or such legend is no longer applicable (as determined by the Company in its sole direction):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

THE VOTING, SALE, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS’ AGREEMENT, DATED AS OF AUGUST 28, 2007, AMONG GLOBAL HYATT CORPORATION AND CERTAIN HOLDERS OF ITS STOCK (AS THE SAME MAY BE AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME), A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF GLOBAL HYATT CORPORATION.”

13. Notices. Any notice or communication by the Company or any Stockholder is duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission or overnight air courier guaranteeing next day delivery, to the recipient’s address:

If to the Company:

Global Hyatt Corporation

Hyatt Center, 12th Floor

71 South Wacker Drive

Chicago, Illinois 60606

Facsimile No.: (312) 780-5282

Attention: General Counsel

With a copy to:

Latham & Watkins LLP

Sears Tower, Suite 5800

233 South Wacker Drive

Chicago, Illinois 60606

Facsimile No.: (312) 993-9767

Attention: Michael A. Pucker

If to a Stockholder, to the address indicated on Schedule 1 attached hereto as amended from time to time. The Company or any Stockholder, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications.

All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed, transmitted or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

15. Arbitration.

(a)

Except as otherwise specifically provided in this Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the AAA. Any party to this Agreement may initiate arbitration by notice to any other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of the arbitration shall be Chicago, Illinois. The arbitration shall be conducted by a single arbitrator appointed by the Stockholder(s) from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by the Company within fifteen (15) days after delivery of the Request for Arbitration. The Stockholder(s) will make its appointment within ten (10) days after it receives the list of qualified individuals from the Company. In the event the Company fails to send a list of at least five (5) qualified individuals to serve as arbitrator to the Stockholder within such fifteen-day time period, then the Stockholder shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event the Stockholder fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after its receipt of such list from the Company, the Company shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she shall be an individual who has no material business relationship, directly or indirectly, with any of the parties to this Agreement and who has at least ten (10) years of experience in the practice of law with experience in corporate governance. The arbitration shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

(b)	The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without reference to its internal conflicts of laws principles, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing party. The arbitrator also has the authority to grant provisional remedies, including injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including the courts of Cook County, Illinois. Each party to this Agreement irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the State of Illinois and of the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non conveniens. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 15(a) OF THIS AGREEMENT.

(c)	The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

16. Successors and Assigns. None of the parties shall have the right to assign any of its rights or delegate any of its obligations under this Agreement or any part hereof, except as expressly permitted herein or, in the case of any Stockholder with the prior written consent of the Company, which consent will not be unreasonably withheld. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective permitted successors and assigns.

17. No Other Relationships. Nothing contained herein, in the Registration Rights Agreement or in any other agreement delivered pursuant hereto or thereto shall be construed to create any agency relationship among the Stockholders. No Stockholder shall owe any fiduciary duties to the Company or to any other Stockholder by virtue of this Agreement. To the extent that at law or in equity, a Stockholder has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Stockholder, a Stockholder acting under this Agreement shall not be liable to the Company or to any Stockholder for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Stockholder otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Stockholder.

18. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances. Upon such determination that any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

19. Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

20. Confidentiality; Public Announcements, Etc. Each Stockholder agrees, and agrees to cause its Affiliates, to at all times hold in confidence and keep secret and inviolate all of the Company’s confidential information, including, without limitation, the terms and conditions of this Agreement and all unpublished matters relating to the business, property, accounts, books, records, customers and contracts of the Company which the Stockholder or any such Affiliates may or hereafter come to know; provided, however, that, except as otherwise provided herein, the Stockholder may disclose any such information (a) to its Affiliates, directors, officers, employees, representatives and agents, including accountants, legal counsel and other advisors who have a need to know such information in connection with the Stockholder’s investment in the Company (it being understood and agreed that (i) the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential, (ii) subject to the last sentence of this Section 20, no such information will be used to the detriment of the Company and (iii) such Stockholder shall be responsible for breach by any such Person of the provisions of this Section 20), (b) that otherwise is or has become generally available to the public (without breach of this Section 20), (c) as to which Stockholder has obtained knowledge from sources other than the Company or the directors or the officers of the Company (provided, that such source is not bound by a confidentiality agreement with the Company), (d) with the consent of the Company, (e) that it is required to disclose by law or subpoena or judicial process or as is required to enforce its rights hereunder or that is required to be disclosed under the rules of any stock exchange to which any Stockholder or an Affiliate is subject, in which case, the disclosing Stockholder shall provide the Company with prompt advance notice of such disclosure so that the Company shall have the opportunity if it so desires to seek a protective order or other appropriate remedy and, in connection with any such disclosure required by the Securities and Exchange Commission (or similar governmental authority) or the rules of any stock exchange to which a Stockholder or any Affiliate of a Stockholder is subject, the disclosing Stockholder shall use reasonable efforts to obtain confidential treatment for such disclosure (to the extent reasonably available), (f) to a potential Transferee, provided that prior to such disclosure, (i) the Company shall have approved of such Transferee and (ii) such potential Transferee shall have entered into a confidentiality agreement on similar terms and conditions as contained in this Section 20 in form and substance reasonably satisfactory to the Company and with respect to which the Company is made an express third party beneficiary; provided, however, subclauses (i) and (ii) of this clause (f) shall not apply to a potential Transferee in connection with a sale pursuant to a registration statement under the Securities Act or a broad distribution sale, or (g) to the limited partners of the investment funds investing through such Stockholder in the event and only to the extent that such disclosure is required by the partnership documents of such investment funds (including, without limitation, information regarding the Company’s identity, jurisdiction of incorporation, industry and business, a description and the amount of Company securities owned by such Stockholder, the total investment amount of such Stockholder in the Company, and proceeds received by such Stockholder from the Company); provided that the Stockholder proposing to disclose any such information shall provide the chief executive officer of the Company with a final draft of any proposed disclosure in at least five (5) Business Days in advance of dissemination to such Stockholder’s limited partners for approval (which approval shall not be unreasonably withheld or delayed). Each Stockholder and its Affiliates agree that such confidential information shall be used only in connection with the business of the Company, and the Stockholder’s investment therein, and not for any other purpose, including, without limitation, in connection with any competitive or potentially competitive activities.

21. Counterparts; Effectiveness. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

22. No Trustee Liability. When this Agreement is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Agreement shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder or thereunder, or to perform any covenant, either express or implied, contained herein or therein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof, and any recourse against a trustee shall be solely against the assets of the pertinent trust.

23. Aggregation. All shares of Common Stock held by any Affiliates of any Stockholder shall be aggregated together with the shares of Common Stock held by such Stockholder for the purposes of determining availability of rights and application of obligations of such Stockholder under this Agreement.

24. Entire Agreement. This Agreement, the Framework Agreement and the Purchase Agreement (together with the agreements delivered or to be delivered pursuant thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and shall supersede all prior agreements and understandings (whether written or oral) between the Company and the Stockholders, or any of them, with respect to the subject matter hereof.

25. Amendment and Waiver. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and each of the Stockholders or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party on exercising any right, power or privileges hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

26. No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

27. Waiver of Certain Damages. To the extent permitted by applicable law, each party hereto agrees not to assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the transactions contemplated hereby.

28. Termination. This Agreement shall terminate and be of no further force and effect (a) with respect to any individual Stockholder, on the first date when such Stockholder no longer holds any shares of Restricted Stock or Convertible Stock, and (b) in its entirety, upon the first to occur of (i) all of the equity securities of the Company being owned by a single Person or (ii) the agreement in writing of the Company and each of the Stockholders.

29. Company Logo

Subject to the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), each of the GS Investors and its respective Affiliates may use the Company’s name and logo in marketing materials of any of the GS Investors or their respective Affiliates; provided that such logos are used solely in a manner that is not intended to nor reasonably likely to harm or disparage the Company or the reputation or goodwill of the Company and its marks. The GS Investors or their respective Affiliates, as applicable, shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company’s name and logo appear.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Stockholders’ Agreement as of the date first above written.

THE COMPANY:

GLOBAL HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
Name:	Mark S. Hoplamazian
Title:	President and Chief Executive Officer

MADRONE CAPITAL, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

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GS SUNRAY HOLDINGS, L.L.C.

By:	GS CAPITAL PARTNERS VI FUND, L.P. as a member

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name:	Katherine B. Enquist
Title:	Vice President

GS SUNRAY HOLDINGS, L.L.C.

By:	GS SUNRAY OFFSHORE FUND, L.P. as a member

By:	GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P., its general partner

By:	GSCP VI OFFSHORE ADVISORS, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name:	Katherine B. Enquist
Title:	Vice President

GS SUNRAY HOLDINGS, L.L.C.

By:	GS SUNRAY GERMAN FUND, L.P. as a member

By:	GS SUNRAY GERMAN FUND I, LTD. its general partner

By:	/s/ Katherine B. Enquist
Name:	Katherine B. Enquist
Title:	Vice President

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

By:	GS CAPITAL PARTNERS VI PARALLEL, L.P., as a member

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

Solely with respect to Sections 8(c), 8(d), 8(e) and 8(f)

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GSCP ADVISORS VI, L.L.C., its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

SCHEDULE 1

Stockholders

Stockholder Name and Address

MADRONE CAPITAL, LLC

3000 Sand Hill Road

Building 1, Suite 155

Menlo Park, CA 94027

Attention: Greg Penner

Telephone: 650-854-8300

Facsimile: 650-233-9352

GS SUNRAY HOLDINGS, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

AMENDMENT NO. 1 TO

GLOBAL HYATT CORPORATION 2007 STOCKHOLDERS’ AGREEMENT

This AMENDMENT NO. 1 TO GLOBAL HYATT CORPORATION 2007 STOCKHOLDERS’ AGREEMENT, dated as of October 25, 2007 (this “Amendment”), is made and entered into by and among Global Hyatt Corporation, a Delaware corporation (the “Company”), and the parties set forth on Schedule 1 to that certain Global Hyatt Corporation 2007 Stockholders’ Agreement, dated as of August 28, 2007 (the “Original Agreement”), as amended by this Amendment.

WITNESSETH:

WHEREAS, the Company and Mori Building Capital Investment LLC, a Japanese limited liability company (“Mori”), have entered into that certain Purchase and Framework Agreement, dated as of October 25, 2007 (the “Mori Framework Agreement”), pursuant to which the Company has agreed to issue and sell, and Mori has agreed to purchase, at the price and at the time stated in and subject to the terms and conditions of the Mori Framework Agreement, a number of shares of the Company’s common stock, par value $0.01 per share, to be determined pursuant to Article IV of the Subscription Agreement (as defined in the Mori Framework Agreement);

WHEREAS, Mori has agreed to become a party to the Original Agreement, as amended by this Amendment, on the terms set forth herein;

WHEREAS, each of the Company and the parties set forth on Schedule 1 to the Original Agreement, as amended by this Amendment, has determined that it is in its best interest that Mori be joined to the Original Agreement, as amended by this Amendment, and accordingly, the Company and the parties hereto desire to amend the Original Agreement in the manner set forth herein; and

WHEREAS, pursuant to Section 25 of the Original Agreement, the Original Agreement may be amended by a written instrument signed by the Company and each of the Stockholders (as defined in the Original Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual premises herein contained, it is hereby agreed that:

1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Original Agreement, as amended hereby.

2. Amendments to Section 1 and Modification of Other Terms.

(a) The definition of “Framework Agreement” contained in Section 1 of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

“Framework Agreements” means (i) the Purchase and Framework Agreement dated as of August 28, 2007 between the Company and Madrone Capital, LLC and (ii) the Purchase and Framework Agreement dated as of October 25, 2007 between the Company and Mori Building Capital Investment LLC, in each case as may from time to time be supplemented or amended by one or more agreements supplemental thereto entered into pursuant to the applicable provisions thereof.

STRICTLY CONFIDENTIAL

(b) For purposes of this Amendment and the Original Agreement, as amended by this Amendment, the term “Agreement” shall refer to the Original Agreement as amended hereby and from time to time.

3. Amendment to Section 24. Section 24 of the Original Agreement is hereby amended by deleting the term “Framework Agreement” therefrom and replacing such term with “Framework Agreements”.

4. Amendment to Schedule 1. Schedule 1 to the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

Stockholders

Stockholder Name and Address

MADRONE CAPITAL, LLC

3000 Sand Hill Road

Building 1, Suite 155

Menlo Park, CA 94027

Fax: 650-233-9352

Attn: Greg Penner

GS SUNRAY HOLDINGS, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

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c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

MORI BUILDING CAPITAL INVESTMENT LLC

Roppongi Hills Mori Tower P.O. Box 1

10-1 Roppongi 6-chome

Minato-ku, Tokyo 106-6155

JAPAN

Facsimile No.: 81-3-6406-9316

Attention: Structured Finance Department

5. Agreement of Mori to be Bound. Mori agrees that, upon the full execution and delivery of this Amendment, Mori shall (a) become a party to the Agreement, without further action on the part of any Person and (b) be bound by, and subject to, all of the covenants, terms and conditions of the Agreement.

6. No Other Amendments. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as written.

7. Severability. If any provision of this Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances. Upon such determination that any provision of this Amendment (or any portion thereof) or tae application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent f the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

8. Further Agreement. The parties hereto shall use their commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Amendment and to consummate the transactions contemplated hereby and thereby.

9. Effect of Headings. The Section headings of this Amendment have been inserted for convenience of reference only and shall not be deemed a part of this Amendment.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

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11. Counterparts. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

Signature page follows.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:

GLOBAL HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
Name:	Mark S. Hoplamazian
Title:	President and Chief Executive Officer

MADRONE CAPITAL, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

GS SUNRAY HOLDINGS, L.L.C.

By:	GS CAPITAL PARTNERS VI FUND, L.P. as a member

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Managing Director

GS SUNRAY HOLDINGS, L.L.C.

By:	GS SUNRAY OFFSHORE FUND, L.P. as a member

By:	GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P., its general partner

By:	GSCP VI OFFSHORE ADVISORS, L.L.C., its general partner

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Managing Director

GS SUNRAY HOLDINGS, L.L.C.

By:	GS SUNRAY GERMAN FUND, L.P. as a member

By:	GS SUNRAY GERMAN FUND I, LTD. its general partner

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Managing Director

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

By:	GS CAPITAL PARTNERS VI PARALLEL, L.P., as a member

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Managing Director

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ Gerald J. Cardinale
Name:	Gerald J. Cardinale
Title:	Managing Director

MORI BUILDING CAPITAL INVESTMENT LLC

By:	/s/ Minoru Mori
Name:	Minoru Mori
Title:	Executor

JOINDER AGREEMENT

This JOINDER AGREEMENT to Global Hyatt Corporation 2007 Stockholders’ Agreement (the “Joinder Agreement”) is made and entered into as of May 13, 2009, by and among Global Hyatt Corporation, a Delaware corporation (the “Company”), and the undersigned (the “Joining Stockholders”), and relates to that certain Global Hyatt Corporation 2007 Stockholders’ Agreement, dated as of August 28, 2007 (as amended from time to time, the “Stockholders’ Agreement”), by and among the Company and the parties set forth on Schedule 1 to the Stockholders’ Agreement (each, individually, a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Stockholders’ Agreement.

WHEREAS, the Joining Stockholders are acquiring as transferees shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company and, in connection therewith, have agreed to become a party to the Stockholders’ Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to be Bound. Each Joining Stockholder agrees that, upon the execution of this Joinder Agreement, such Joining Stockholder shall become a party to the Stockholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders’ Agreement and such Joining Stockholder shall be deemed a “Stockholder” thereunder for all purposes.

2. Binding Effect. This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Company, the Stockholders and the Joining Stockholders and their respective heirs, personal representatives, successors and assigns.

3. Severability. If any provision of this Joinder Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances. Upon such determination that any provision of this Joinder Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Joinder Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

4. Further Agreement. The parties hereto shall use commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Joinder Agreement and to consummate the transactions contemplated hereby.

5. Effect of Headings. The Section headings of this Joinder Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

6. Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.

COMPANY: GLOBAL HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
Name:	Mark S. Hoplamazian
Title:	President and Chief Executive Officer

JOINING STOCKHOLDERS: GS SUNRAY HOLDINGS SUBCO I, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS SUBCO II, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS PARALLEL SUBCO, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

AMENDMENT NO. 2 AND WAIVER TO

GLOBAL HYATT CORPORATION 2007 STOCKHOLDERS’ AGREEMENT

This AMENDMENT NO. 2 AND WAIVER TO GLOBAL HYATT CORPORATION 2007 STOCKHOLDERS’ AGREEMENT, dated as of May 14, 2009 (this “Amendment”), is made and entered into by and among Global Hyatt Corporation, a Delaware corporation (the “Company”), and the parties set forth on Schedule 1 to the Global Hyatt Corporation 2007 Stockholders’ Agreement, dated as of August 28, 2007, as amended by Amendment No. 1 to Global Hyatt Corporation 2007 Stockholders’ Agreement, dated as of October 25, 2007 (as amended, the “Original Agreement”).

WITNESSETH:

WHEREAS, pursuant to offer letters dated April 2, 2009 (the “Offer Letters”), the Company is offering rights to subscribe for up to an aggregate of 52,467,050 shares of Common Stock to stockholders of record at 5:01 p.m., Central Daylight Time, on April 1, 2009 (other than stockholders who are former employees), all non-employee directors of the Company who have received awards or who have accrued compensation that will be awarded under the Amended and Restated Global Hyatt Corporation Long-Term Incentive Plan (as amended), and certain other Persons with contractual preemptive rights to purchase Common Stock (the “Rights Offering”);

WHEREAS, pursuant to an offer letter dated May 8, 2009, the Company is offering to the Existing Stockholders rights to subscribe for up to an additional 6,313,204 shares of Common Stock (the “Pritzker Incremental Rights Offering”);

WHEREAS, in connection with the Rights Offering, the Company and the parties hereto desire to amend the Original Agreement in the manner set forth herein; and

WHEREAS, pursuant to Section 25 of the Original Agreement, the Original Agreement may be amended by a written instrument signed by the Company and each of the Stockholders (as defined in the Original Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual premises herein contained, it is hereby agreed that:

1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Original Agreement.

2. Amendments to Section 1 and Modification of Other Terms.

(a) The definition of “Excluded Securities” contained in Section 1 of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

“Excluded Securities” – any equity securities of the Company (which for this purpose shall include securities convertible into or exchangeable for equity securities of the Company, any equity or profit participation rights, or any rights, options, or warrants to purchase any of the foregoing issued by the Company subsequent to the date hereof) that consist of any of the following: (i) issuances to employees, consultants and members of the Board (or similar governing bodies) of the Company or its Subsidiaries in connection with the performance of services in such capacities and made pursuant to any plan adopted by the Board; (ii) issuance of shares of Common Stock upon conversion of shares of preferred stock, settlement of the Subscription Agreement, exercise of options and exercise of warrants; (iii) the issuance of Common Stock in a Public Offering; (iv) issuance of securities to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board; (v) issuance of equity securities or rights to purchase equity securities issued for non-cash consideration pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board; and (vi) issuance of securities to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology, licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services, or (C) any other arrangements involving corporate partners primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board.

(b) The following definitions are inserted after the definition of “Restriction Expiration Date” and before the definition of “Section 4(b) Offer Notice”:

“Rights Offering” – the offer made by the Company pursuant to the offer letters dated April 2, 2009 to stockholders of record at 5:01 p.m., Central Daylight Time, on April 1, 2009 (other than stockholders who are former employees), all non-employee directors of the Company who have received awards or who have accrued compensation that will be awarded under the Amended and Restated Global Hyatt Corporation Long-Term Incentive Plan, as amended, and certain other Persons with contractual preemptive rights to subscribe for shares of Common Stock.

“Rights Offering Shares” – shares of Common Stock purchased by a Stockholder in the Rights Offering.

(c) For purposes of this Amendment and the Original Agreement, as amended by this Amendment, the term “Agreement” shall refer to the Original Agreement as amended hereby and from time to time.

3. Amendment to Schedule 1. Schedule 1 to the Original Agreement is hereby deleted and amended and restated to read in its entirety as set forth on Exhibit A attached hereto.

4. Amendment to Section 3(a). Section 3(a) of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(a)	A Stockholder may Transfer all or a portion of such Stockholder’s Restricted Stock (i) to the Company, (ii) to an Affiliate of such Stockholder subject to the

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prior written consent of the Board, which consent will not be unreasonably withheld, (iii) as permitted by Sections 3(b), 3(c), 3(d), 4, 5 and 6, (iv) received by such Stockholder pursuant to Section 3.2 of the Subscription Agreement, (v) subject to Sections 4 and 5 hereof, following the Restriction Expiration Date and (vi) to the extent such shares are Rights Offering Shares, but subject to Sections 4 and 5 hereof.

5. Amendment to Section 3(d). Section 3(d) of the Original Agreement is hereby deleted and amended and restated to read in its entirety as follows:

(d)	Subject to Sections 4 and 5 hereof, and notwithstanding Sections 3(b) and 3(c) above, following the first Qualified Public Offering, in the event that any Initial Holder Transfers all or any portion of such Initial Holder’s Effective Date Common Shares (other than pursuant to a Permitted Transfer), a Stockholder may Transfer up to a Pro Rata Portion of such Stockholder’s Restricted Stock (excluding for purposes of such calculation, the Rights Offering Shares); provided, however, that in any 365-day period in which such Stockholder is permitted to Transfer shares of Restricted Stock under Section 3(b) and in any calendar year in which such Stockholder is permitted to Transfer shares of Restricted Stock under Section 3(c) (including class (ii) thereof), such Stockholder’s right to transfer a Pro Rata Portion of its Restricted Stock under this Section 3(d) shall apply only to the extent that the aggregate number of Effective Date Common Shares held at the commencement of such 365-day period or calendar year and Transferred by Initial Holders in such 365-day period or calendar year, as a percentage of the aggregate number of Effective Date Common Shares held by Initial Holders at the commencement of such 365-day period or calendar year, exceeds the maximum percentage of such Stockholder’s shares of Restricted Stock (excluding for purposes of such calculation, the Rights Offering Shares) that such Stockholder is permitted to sell in such 365-day period or calendar year pursuant to Sections 3(b) and 3(c), with the result that only such excess number of Effective Date Common Shares so Transferred by Initial Holders will be taken into account in determining such Stockholder’s Pro Rata Portion for purposes of this Section 3(d). The rights described in this Section 3(d) shall expire on the Restriction Expiration Date.

6. Waiver of Pre-Emptive Rights. Each Pre-Emptive Right Holder hereby irrevocably waives its rights pursuant to Section 7 of the Agreement in connection with the issuance of New Securities by the Company in the Rights Offering and the Pritzker Incremental Rights Offering and acknowledges and agrees that such Pre-Emptive Right Holder shall have, in lieu thereof, the rights described in their applicable Offer Letter.

7. No Other Amendments. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as written.

8. Severability. If any provision of this Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the

3

remaining portion thereof) or the application of such provision to any other Persons or circumstances. Upon such determination that any provision of this Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

9. Further Agreement. The parties hereto shall use their commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Amendment and to consummate the transactions contemplated hereby and thereby.

10. Effect of Headings. The Section headings of this Amendment have been inserted for convenience of reference only and shall not be deemed a part of this Amendment.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

12. Counterparts. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

Signature page follows.

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:

GLOBAL HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
Mark S. Hoplamazian
President and CEO

[signature page to Amendment No. 2 to 2007 Stockholders’ Agreement]

MADRONE CAPITAL, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

MADRONE GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

LAKE GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

SHIMODA GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

[signature page to Amendment No. 2 to 2007 Stockholders’ Agreement]

GS SUNRAY HOLDINGS, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS SUBCO I, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS SUBCO II, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS SUNRAY HOLDINGS PARALLEL SUBCO, L.L.C.

By:	/s/ Josephine Mortelliti
Name:	Josephine Mortelliti
Title:	Manager

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GSCP VI ADVISORS, L.L.C., its general partner

By:	/s/ John Bowman
Name:	John Bowman
Title:	Managing Director

[signature page to Amendment No. 2 to 2007 Stockholders’ Agreement]

MORI BUILDING CAPITAL INVESTMENT LLC

By:	/s/ Sadao Muraoka
Name:	Sadao Muraoka
Title:	Executor

[signature page to Amendment No. 2 to 2007 Stockholders’ Agreement]

EXHIBIT A

SCHEDULE 1

Stockholders

Stockholder Name and Address

MADRONE CAPITAL, LLC 3000 Sand Hill Road Building 1, Suite 155 Menlo Park, CA 94027 Fax: 650-233-9352 Attn: Greg Penner

GS SUNRAY HOLDINGS, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

MADRONE GHC, LLC 3000 Sand Hill Road Building 1, Suite 155 Menlo Park, CA 94027 Fax: 650-233-9352 Attn: Greg Penner

GS SUNRAY HOLDINGS SUBCO I, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

LAKE GHC, LLC 3000 Sand Hill Road Building 1, Suite 155 Menlo Park, CA 94027 Fax: 650-233-9352 Attn: Greg Penner

GS SUNRAY HOLDINGS SUBCO II, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

SHIMODA GHC, LLC 3000 Sand Hill Road Building 1, Suite 155 Menlo Park, CA 94027 Fax: 650-233-9352 Attn: Greg Penner

GS SUNRAY HOLDINGS PARALLEL, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

MORI BUILDING CAPITAL INVESTMENT LLC Roppongi Hills Mori Tower P.O. Box 1 10-1 Roppongi 6-chome Minato-ku, Tokyo 106-6155 JAPAN Facsimile No.: 81-3-6406-9316 Attention: Structured Finance Department

GS SUNRAY HOLDINGS PARALLEL SUBCO, L.L.C.

c/o Goldman, Sachs & Co.

85 Broad Street, 10th Floor

New York, NY 10004

Fax: 212 357 5505

Attn: John Bowman

c/o Goldman, Sachs & Co.

One New York Plaza, 38th Floor

New York, NY 10004

Fax: 212 493 9884

Attn: Ben Adler, Esq.

JOINDER AGREEMENT

This JOINDER AGREEMENT to Global Hyatt Corporation 2007 Stockholders’ Agreement (this “Joinder Agreement”) is made and entered into as of May 13, 2009, by and among Global Hyatt Corporation, a Delaware corporation (the “Company”), and the undersigned (each, individually, a “Joining Stockholder” and, collectively, the “Joining Stockholders”), and relates to that certain Global Hyatt Corporation 2007 Stockholders’ Agreement, dated as of August 28, 2007 (as amended from time to time, the “Stockholders’ Agreement”), by and among the Company and the parties set forth on Schedule 1 to the Stockholders’ Agreement (each, individually, a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Stockholders’ Agreement.

WHEREAS, each Joining Stockholder is acquiring shares of common stock, par value $0.01 per share, of the Company and, in connection therewith, have agreed to become a party to the Stockholders’ Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to be Bound. Each Joining Stockholder agrees that, upon the execution of this Joinder Agreement, such Joining Stockholder shall become a party to the Stockholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders’ Agreement, and such Joining Stockholder shall be deemed a “Stockholder” thereunder for all purposes.

2. Binding Effect. This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Company, the Stockholders and the Joining Stockholders and their respective heirs, personal representatives, successors and assigns.

3. Severability. If any provision of this Joinder Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances. Upon such determination that any provision of this Joinder Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Joinder Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

4. Further Agreement. The parties hereto shall use commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Joinder Agreement and to consummate the transactions contemplated hereby.

5. Effect of Headings. The section headings of this Joinder Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

6. Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.

COMPANY:

GLOBAL HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
Name:	Mark S. Hoplamazian
Title:	President and Chief Executive Officer

JOINING STOCKHOLDERS:

MADRONE GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

LAKE GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

SHIMODA GHC, LLC

By:	/s/ Greg Penner
Name:	Greg Penner
Title:	Manager

[Signature Page to Joinder to 2007 Stockholders Agreement]